UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2024

NEW HORIZON AIRCRAFT LTD.

(Exact name of registrant as specified in its charter)

British Columbia	001-41607	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3187 Highway 35, Lindsay, Ontario, K9V 4R1

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (613) 866-1935

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Ordinary Share, no par value	HOVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	HOVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 14, 2024, New Horizon Aircraft Ltd., a British Columbia company (the “Company”) entered into a forward purchase agreement confirmation amendment (the “FPA Amendment”) with (i) Meteora Capital Partners, LP (“MCP”) (ii) Meteora Select Trading Opportunities Master, LP (“MSTO”) and (iii) Meteora Strategic Capital, LLC (“MSC”) (with MCP, MSTO and MSC collectively as “Seller”) for purposes of amending the previously disclosed OTC Equity Prepaid Forward Transaction, dated as of August 15, 2023 (the “Forward Purchase Agreement”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Forward Purchase Agreement.

The FPA Amendment amended certain sections of the Forward Purchase Agreement, including the Prepayment Shortfall, Prepayment Shortfall Consideration, Shortfall Sales, and Share Registration sections and added a section relating to Shortfall Warrants (as defined below).

The FPA Amendment amends the Prepayment Shortfall section to provide that an amount in U.S. dollars equal to 5.0% of the product of the Recycled Shares and the Initial Price (the “Prepayment Shortfall”) will be paid by Seller to Company on the Prepayment Date (which amount shall be netted from the Prepayment Amount). Additionally, the Company shall have the option, at its sole discretion, at any time up to forty-five (45) calendar days prior to the Valuation Date, to request up to $5,000,000 of Prepayment Shortfall via twenty (20) distinct written requests to Seller in the amount of $250,000 (each an “Additional Shortfall Request”), provided the Company shall only be able to make an Additional Shortfall Request provided the (i) Seller has recovered 120% of the prior Additional Shortfall Request, if any, via Shortfall Sales as further described in the Section titled “Prepayment Shortfall Consideration” and (ii) the VWAP Price over the ten (10) trading days prior to an Additional Shortfall Request multiplied by the then current Number of Shares (excluding unregistered shares) held by Seller less Shortfall Sale Shares be at least seven (7) times greater than the Additional Shortfall Request ((i) and (ii) collectively as the “Equity Conditions”). Notwithstanding the foregoing, Seller, in its sole discretion, may waive the Equity Conditions for each Additional Shortfall Request, if applicable, in writing to the Company.

The FPA Amendment amends the Prepayment Shortfall Consideration section to provide that at any time, Seller in its sole discretion may sell Recycled Shares at any sales price or exercise Shortfall Warrants (defined below) on a cashless basis and sell the underlying Shortfall Warrant Shares (as defined below) at any sales price, without payment by Seller of any Early Termination Obligation until such time as the proceeds from such sales equal 120% of the Prepayment Shortfall (such sales, “Shortfall Sales,” and such Shares, “Shortfall Sale Shares”). A sale of Shares is only (a) a “Shortfall Sale,” subject to the terms and conditions herein applicable to Shortfall Sale Shares, when a Shortfall Sale Notice is delivered hereunder, and (b) an Optional Early Termination, subject to the terms and conditions herein applicable to Terminated Shares, when an OET Notice is delivered thereunder, in each case the delivery of such notice in the sole discretion of the Seller. For the avoidance of doubt and notwithstanding anything to the contrary herein, Seller shall not be liable for any Settlement Amount payment with respect to the Shortfall Sale Shares.

The FPA Amendment amends the Shortfall Sales section to provide that from time to time and on any date following the Trade Date (any such date, a “Shortfall Sale Date”) and subject to the terms and conditions below, Seller may, in its absolute discretion, at any sales price, sell Shortfall Sale Shares, and in connection with such sales, Seller shall provide written notice to the Company (the “Shortfall Sale Notice”) no later than the later of (a) the fifth Local Business Day following the Shortfall Sales Date and (b) the first Payment Date after the Shortfall Sales Date, specifying the quantity of the Shortfall Sale Shares and the allocation of the Shortfall Sale Proceeds. Seller shall not have any Early Termination Obligation in connection with any Shortfall Sales. Without Seller’s prior written consent, the Company covenants and agrees from the date of the FPA Amendment until the Valuation Date not to issue, sell or offer or agree to sell any Shares, or securities or debt that is convertible, exercisable or exchangeable into Shares, including under any existing or future equity line of credit, until the Shortfall Sales equal the total potential Prepayment Shortfall, including all Additional Shortfall Requests, whether requested by the Company or otherwise.

The FPA Amendment adds a section covering the Shortfall Warrants that provides that Seller in its sole discretion may request (in one or more requests) warrants of the Company exercisable for Shares in an amount equal to the lesser of (a) 10,000,000 and (b) 19.99% of the currently outstanding Class A ordinary shares (the “Shortfall Warrants,” and the Shares underlying the Shortfall Warrants, the “Shortfall Warrant Shares”). The Shortfall Warrants shall (i) have an exercise price equal to the Reset Price (except in the case of Shortfall Sales, under which the exercise price shall be zero) and (ii) expire on the Valuation Date.

The FPA Amendment amends the Share Registration section to provide certain registration rights to holders of Recycled Shares, Share Consideration Shares, Shortfall Warrants, the Shortfall Warrant Shares and any Additional Shares.

The foregoing description of the FPA Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the FPA Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Forward Purchase Agreement Confirmation Amendment, dated February 14, 2024, by and between the Company and Meteora
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW HORIZON AIRCRAFT LTD.

Date: February 21, 2024	By:	/s/ E. Brandon Robinson
	Name:	E. Brandon Robinson
	Title:	Chief Executive Officer

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